UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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TigerLogic Corporation

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TIGERLOGIC CORPORATION

25A Technology Drive, Suite 100

Irvine, California 92618

Notice of Annual Meeting of Stockholders and Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on

February 24, 2011

To the Stockholders of TigerLogic Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation (the “Company”), will be held at the Crowne Plaza Hotel located at 4290 El Camino Real, Palo Alto, California 94306, on Thursday, February 24, 2011 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect one (1) Class III director of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2011;

3.	To approve a non-binding advisory resolution with respect to the compensation of the Company’s named executive officers;

4.	To provide a non-binding advisory vote as to the frequency of the non-binding stockholder vote to approve the compensation of the Company’s named executive officers; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 3, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 25A Technology Drive, Suite 100, Irvine, California 92618, for a period of ten (10) days prior to the Annual Meeting.

A copy of the Company’s Annual Report for the fiscal year ended March 31, 2010, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

The Proxy Statement and Annual Report are also available at www.cfpproxy.com/4347

By Order of the Board of Directors,

/s/ Richard W. Koe

Richard W. Koe

Chairman of the Board

Irvine, California

January 20, 2011

TIGERLOGIC CORPORATION

25A Technology Drive, Suite 100

Irvine, California 92618

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of TigerLogic Corporation, a Delaware corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Thursday, February 24, 2011, at 10:00 a.m. local time, at the Crowne Plaza Hotel located at 4290 El Camino Real, Palo Alto, California 94306, and at any adjournments or postponements thereof. Our principal executive office is located at 25A Technology Drive, Suite 100, Irvine, California 92618 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about January 20, 2011, to all stockholders entitled to vote at the Annual Meeting. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE MEETING

The close of business on January 3, 2011 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 28,035,190 shares of Common Stock, which were held by approximately 135 stockholders of record.

Holders of a majority of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board:

“FOR” the election of Gerald F. Chew as a Class III director to serve a term of three (3) years expiring at the Annual Meeting of Stockholders following the fiscal year ending on March 31, 2013 or until their successors are duly elected and qualified.

“FOR” ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2011.

“FOR” approval of the non-binding advisory resolution with respect to the compensation of our named executive officer.

“THREE YEARS” for the frequency of the non-binding advisory vote on compensation of our named executive officer.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the chief financial officer of the Company; (ii) filing a duly executed proxy bearing a later date with the Company; or (iii) attending the Annual Meeting and voting in person.

The costs of this solicitation, including the preparation, assembly, web hosting, printing and mailing of this Proxy Statement and the proxy, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at five (5) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

At the Annual Meeting, one (1) individual will be elected as a Class III director to serve for a three (3) year term or until his successor is duly elected and qualified. The Board has nominated Gerald F. Chew for election as a Class III director at the Annual Meeting.

The Board knows of no reason why the nominee would be unable or unwilling to serve, but if the nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of the nominee.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE NOMINEE FOR

ELECTION AS A MEMBER OF THE BOARD.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominee proposed by the Board. A stockholder submitting a proxy may vote for the nominee for election to the Board or may withhold his or her vote from the nominee. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the nominee receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominee unless instructions to the contrary are indicated in the enclosed proxy.

The nominee has agreed to serve the Company as a director if elected. However, should the nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company’s Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

The following table sets forth the names, ages, as of December 31, 2010, and committee memberships of the current directors of the Company, the dates they joined the Board and the years in which their terms expire:

Name of Director	Age	Director Since	Term Expires(1)
Gerald F. Chew(2,3,4)	50	1998	2010
Douglas G. Marshall(2,3,4)	54	1998	2011
Philip D. Barrett(3)	54	2007	2011
Richard W. Koe(2,4,5)	54	2003	2012
Douglas G. Ballinger	51	2009	2012

(1)	Each term ends on the date of the Annual Meeting of Stockholders held following the fiscal year ending on March 31 of such year.

(2)	Member of the Compensation Committee.

(3)	Member of the Audit Committee.

(4)	Member of the Nominating and Corporate Governance Committee.

(5)	Member of the Stock Committee, a subcommittee of the Compensation Committee.

The following is a brief summary of the background of each director:

Mr. Koe was appointed Interim President and Chief Executive Officer on February 26, 2009. Mr. Koe joined the Board of Directors in January 2003 and has served as Chairman since December 2004. Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management (“ACM”), since July 1991. Astoria Capital Partners, L.P. (“Astoria”) is a significant stockholder of the Company, holding a majority of the Company’s outstanding Common Stock. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe serves as Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee and is the sole member of the Stock Committee, a subcommittee of the Compensation Committee. Mr. Koe has significant executive leadership experience having served as President of ACM and Managing General Partner for Astoria and Montavilla Partners, L.P., for nearly 20 years. This experience, combined with almost 10 years relationship with us as a major shareholder, and over seven years service on our Board of Directors, including as Chairman, uniquely qualifies Mr. Koe to continue to serve as our Interim President and Chief Executive Officer, and as our director.

Mr. Chew joined the Board in July 1998. Since October 2003, Mr. Chew has served as Managing Director of Bridgetown Associates LLC, an investment advisory firm. From September 2008 to June 2010, Mr. Chew served as a Senior Vice President at IHS, Inc. (NYSE: IHS), a leading global source of critical information and insight. Mr. Chew served as President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. (Nasdaq: MDSI), a provider of mobile workforce management solutions, from April 2001 to March 2002, and served as a director of MDSI from 1995 until April 2001. Mr. Chew holds a B.S. in Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew is also an advisor to several private companies. Mr. Chew serves as Chairman of the Audit Committee and serves on the Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Chew’s extensive senior executive experience in publicly listed technology companies, combined with his 12 years service as a director on our Board, qualifies Mr. Chew to continue to serve as our director.

Mr. Marshall joined the Board in July 1998. Mr. Marshall joined Addison Avenue Federal Credit Union, a financial services company, as its Chief Marketing Officer in July 2008 and subsequently has taken on responsibility for the Retail and Operations groups as well. From November 2001 to June 2008, Mr. Marshall held senior management positions at Washington Mutual, a financial services company, most recently as Senior Vice President of Deposit Strategy and Product Management. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), a financial services company, most recently as Senior Vice President of Brand Management. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Marshall’s significant senior management and marketing experience, combined with his 12 years service as a director on our Board, qualifies Mr. Marshall to continue to serve as our director.

Mr. Barrett joined the Board in November 2007. Mr. Barrett is the Chairman and co-owner of Machine Sciences Corporation, a private company he co-founded in July 2001 that specializes in the manufacturing of high precision machine parts for the aerospace and optics industries. Mr. Barrett also serves as Managing Partner of Barrett Hill Vineyards and Winery, a private wine company he founded in March 2005. In addition, Mr. Barrett has been a private investor since 1995. In July 1998, Mr. Barrett was appointed a director of the Company and served as our Chairman from December 1998 until our merger with PickAx, Inc. in November 2000. From January 1995 to November 1998, Mr. Barrett served as President and Owner of Oregon Pro Sport, a company that managed professional sports teams. From January 1991 to February 1994, Mr. Barrett served as President and co-owner of Supra Products, Inc., a manufacturer of high technology access control systems that was sold to Berwind Industries and General Electric in September 1994. Mr. Barrett received his B.A. in Accounting from Seattle Pacific University and his M.B.A. from the University of Rhode Island. Mr. Barrett currently teaches a Business Leadership course at Corban University as an adjunct professor. Mr. Barrett serves on the Audit Committee. The Board believes Mr. Barrett’s broad entrepreneurship and technology experience qualifies Mr. Barrett to continue to serve as our director.

Mr. Ballinger joined the Board in September 2009. Mr. Ballinger is President of PageDNA, a privately held company based in Redwood City, CA specializing in web-to-print software. Mr. Ballinger founded PageDNA in April 1997. From September 1991 to March 1997, Mr. Ballinger was a principal of Metagraphic, Inc., a Palo Alto based digital pre-media firm, and prior to that he was in sales with Pacific Lithograph Company of San Francisco. Mr. Ballinger holds a B.A. in History from Stanford University. The Board believes Mr. Ballinger’s executive and management experience in the technology industry qualifies Mr. Ballinger to continue to serve as our director.

To the Company’s knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.

The Board’s Leadership Structure

The Board believes the interests of all stockholders are best served at the present time through a leadership model with a combined Chairman/Chief Executive Officer position. Mr. Koe, our current Interim President and Chief Executive Officer was our Chairman prior to his appointment as an executive officer and possesses an in-depth knowledge of the Company and its operations in the United States and Europe, and has been instrumental in identifying various growth opportunities. The Board believes that, at least until the successor Chief Executive Officer is identified and appointed, these experiences and other insights put Mr. Koe in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to our stockholders. We do not have a Lead Independent Director. A majority of the Board is comprised of independent directors who provide strong leadership for the Board and each of the committees of the Board. Each independent director has access to the Company’s executives, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. The independent directors meet from time to time, as deemed appropriate in their discretion, in their various capacities, and the Audit Committee members meet with our outside auditors on a regular basis. Further, the Board periodically reviews the Company’s leadership structure and retains authority to separate the positions of Chairman and Chief Executive Officer at any time.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company, including strategic and competitive risks, financial risks, legal risks and operational risks.

While the Board is responsible for appropriate risk oversight, Company management is responsible for the day-to-day risk management. The Company has robust processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management programs. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to the committees, which meet regularly and report back to the full Board. All committees, and especially the Audit Committee, play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to the Company’s financial matters, including credit and liquidity risks, the financial statements and reporting process, accounting and legal matters. The Audit Committee members meet separately with representatives of the independent auditors.

•

The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

•

The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, and corporate governance profile. The Nominating and Corporate Governance Committee oversees the Company’s ethics programs, including the Code of Conduct, and is engaged in overseeing risks associated with succession planning for the Board and management.

Meetings and Committees of the Board of Directors

The Board currently has three (3) committees and one (1) subcommittee: an Audit Committee, a Compensation Committee, a Stock Committee, which is a subcommittee of the Compensation Committee, and a Nominating and Corporate Governance Committee. The following describes each committee, its current membership, the number of meetings held during the fiscal year ended March 31, 2010, and its function. Other than Mr. Koe, all members of these committees are non-employee directors.

The Board held six (6) meetings during the fiscal year ended March 31, 2010. Each director, during his term, attended more than 75% of the meetings of the Board and of the committees and subcommittees on which he served. The Board has determined that all of its directors, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable rules of the listing standards of the NASDAQ Stock Market (“NASDAQ”). The Company relies on the “Controlled Company” exemption set forth in Rule 5615(c)(2) of the NASDAQ listing standards because Mr. Koe serves on both the Compensation Committee and the Nominating and Corporate Governance Committee. The Company is a “Controlled Company” as defined in such Rule because more than 50% of the voting power of the Company is held by Astoria.

The members of the Audit Committee are Mr. Chew, Mr. Marshall and Mr. Barrett. The Audit Committee held five (5) meetings during the fiscal year ended March 31, 2010. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Audit Committee are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards. The Board has determined that Gerald F. Chew qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

The members of the Compensation Committee are Mr. Koe, Mr. Chew and Mr. Marshall. The Compensation Committee held three (3) meetings during the fiscal year ended March 31, 2010. The Compensation Committee’s scope and authority includes reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters, including the annual goals, objectives and compensation of the Chief Executive Officer and our other executive officers, and administering the Company’s equity compensation plans and approving grants of equity compensation under such plans. The Compensation Committee has the ability to delegate its authority to administer the Company’s equity compensation plans to a subcommittee. The Compensation Committee has delegated to its Stock Committee the authority to grant equity incentives and to determine the terms and conditions of such grants within the terms of the equity compensation plan.

The Compensation Committee did not retain a compensation consultant to advise them on compensation issues in the 2010 fiscal year. When reviewing our overall compensation strategy and policies, the Compensation Committee reviews performance goals and objectives relating to compensation, reviews and advises the Board concerning regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry, and reviews the terms of any employment agreement, severance agreement and change of control protections for our executive officers. The Compensation Committee considers recommendations from the Chief Executive Officer regarding total compensation for directors and the other executive officers, but does not delegate authority for such compensation decisions which are determined by the Compensation Committee and the full Board. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Compensation Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.

The members of the Nominating and Corporate Governance Committee are Mr. Koe, Mr. Chew and Mr. Marshall. The Nominating and Corporate Governance Committee held one (1) meeting during the fiscal year ended March 31, 2010. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Corporate Governance and Nominating Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.

The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to TigerLogic Corporation, attention: Corporate Secretary, 25A Technology Drive, Suite 100, Irvine, California 92618, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. Mr. Koe and Mr. Barrett attended the annual meeting of stockholders on February 24, 2010.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to TigerLogic Corporation, attention Corporate Secretary, 25A Technology Drive, Suite 100, Irvine, California 92618. If such communication is intended for some, but not all, of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the website www.mysafeworkplace.com.

Stockholder Nominations for Director

Our Amended and Restated Bylaws provide that nominations for election to the Board may be made by the Board, any nominating committee of the Board or any stockholder entitled to vote for election of directors at the meeting. A stockholder who wishes to make a nomination must comply with the notice procedures set forth in Section 2.10 of our Amended and Restated Bylaws. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous Annual Meeting of the Stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an Annual Meeting or if the date of the Annual Meeting was changed more than thirty (30) days from the prior year). In the case of our next Annual Meeting, this notice must be received by us no later than October 22, 2011 and no earlier than September 22, 2011. Such notice must include the information specified in Section 2.10 of our Amended and Restated Bylaws, which is posted on our website at www.tigerlogic.com.

PROPOSAL TWO

RATIFICATION

OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the accounting firm of KPMG LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2011. KPMG LLP was the independent auditor for the year ended March 31, 2010. A proposal to ratify the appointment of KPMG LLP for the current year will be presented at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The decision of the Audit Committee to appoint KPMG LLP was based on a careful consideration of the firm’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that such services will not impair the independence of the auditors.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT AUDITORS.

Voting Information

Although ratification by stockholders is not required by law, the Board has determined that it is good corporate governance to request ratification of this selection by the stockholders. Ratification of the selection requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the ratification of KPMG LLP as our independent auditors. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” approval of the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2011 unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2010 and 2009 fiscal years.

Description of Services	2010	2009
Audit Fees	$476,531	$514,496
Audit-Related Fees	—	—
Tax Fees	68,139	95,448
All Other Fees	—	—
Total	$544,670	$609,944

Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

Audit-Related Fees. Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, but which are not reported under “Audit Fees.” We did not incur any “Audit-Related Fees” in the fiscal years ended March 31, 2010 and 2009.

Tax Fees. Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

All Other Fees. All other fees consist of fees billed for all other products and services. We did not incur any “All Other Fees” in the fiscal years ended March 31, 2010 and 2009.

The Audit Committee pre-approved all of the services provided by KPMG LLP in fiscal years 2010 and 2009. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to us by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.

The Audit Committee has determined that the rendering of all the services described above by KPMG LLP was compatible with maintaining the auditors’ independence.

PROPOSAL THREE

NON-BINDING ADIVSORY APPROVAL

OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

The compensation of the named executive officers is described in the section of this Proxy Statement entitled “Executive Compensation and Other Information.”

The Compensation Committee designs the compensation program of the Company’s named executive officers to reward the achievement of the Company’s short-term and long-term objectives and relates the compensation to the value created for stockholders. The compensation program also reflects competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance and encourages stock ownership by senior management. Based on their review of the total compensation of the Company’s named executive officers for fiscal year 2010, the Board and the Compensation Committee believe that the total compensation for each of the named executive officers is reasonable and effectively achieves the objective of aligning compensation with performance measures directly related to financial goals and creation of stockholder value without encouraging the named executive officers to take unnecessary or excessive risks.

For the reasons stated above, the Company is requesting your non-binding advisory approval of the following resolution:

“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the section of this Proxy Statement entitled Executive Compensation and Other Information.”

The stockholder vote on this proposal will be non-binding on the Company, the Board and Compensation Committee. The vote will not be construed as overruling a decision by the Company, the Board or the Compensation Committee. The vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company, the Board or the Compensation Committee. Similarly, this stockholder vote does not limit or intend to limit stockholder rights to make other proposals related to executive compensation or other matters. The Board and the Compensation Committee value the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deems appropriate.

The approval of this resolution requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. The Proxy Agents will vote your shares “FOR” the approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the approval of the resolution. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF NAMED

EXECUTIVE OFFICERS.

PROPOSAL FOUR

NON-BINDING VOTE ON FREQUENCY OF THE NON-BINDING STOCKHOLDER

VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with the requirements of the Dodd-Frank Act, not less frequently than once every three years, we will include an advisory resolution subject to a non-binding stockholder vote to approve the compensation of our named executive officers in the proxy materials for a meeting of stockholders where executive compensation disclosure is required by the SEC rules.

We request your vote now to determine how often this non-binding stockholder vote should occur: once a year, once every two years or once every three years.

The Board believes that a non-binding stockholder vote on executive compensation should occur every three years. We believe that a three-year frequency provides the best interval for conducting and responding to a stockholder vote to approve compensation of named executive officers. Key elements of the compensation program include long-term performance measures that require creation of stockholder value across economic cycles. The Board fully intends that the compensation program be responsive to stockholder concerns, but is concerned that annual votes on the compensation program could foster an exclusively short-term focus. In the event an advisory vote on compensation for named executive officers indicates stockholder concern, the Board believes that stockholders will be better served if the Board has sufficient time to understand the issues and develop thoughtful responses to them.

For the reasons stated above, the Board recommends a vote for a “THREE-YEAR” frequency for the non-binding stockholder vote to approve the compensation of our named executive officers. Note that stockholders are not voting to approve or disapprove the recommendation of the Board with respect to this proposal. Instead, each proxy card provides four choices with respect to this proposal: a one-, two- or three-year frequency or stockholders may abstain from voting on the proposal.

Your vote on this proposal will be non-binding on the Company and the Board and will not be construed as overruling a decision by the Company or the Board. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company or the Board. Similarly, this stockholder vote does not limit or intend to limit stockholder rights to make other proposals related to executive compensation or other matters. The Board values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making decisions about the frequency of future advisory votes on executive compensation.

In voting on this proposal, stockholders may vote to have the frequency be every one, two or three years or may abstain from voting. The option which receives the most votes from stockholders will be deemed to be the option selected by stockholders. The Proxy Agents will vote your shares for a “THREE-YEAR” frequency unless instructions to the contrary are indicated in the enclosed proxy. On this matter, abstentions and broker non-votes will have no effect on the outcome.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR A THREE-YEAR FREQUENCY OF THE NON-BINDING STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2010, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the named executive officers (defined below), and (iv) all of our current directors and executive officers as a group. The percentages in the following table are based on 28,035,190 shares of Common Stock, issued and outstanding as of December 31, 2010.

Name and Address(1)	Number of Shares of Common Stock	Percent of Total Common Stock
5% Stockholders
Richard W. Koe(2)	14,959,556	53%
Astoria Capital Partners, LP(3)	14,894,956	53%
Directors and Officers
Philip D. Barrett(4)	303,115	1%
Gerald F. Chew(5)	107,500	*
Douglas G. Marshall(6)	101,330	*
Douglas G. Ballinger(7)	17,708	*
Thomas G. Lim(8)	253,419	*
John H. Bramley(9)	237,248	*
All Directors and Executive Officers as a group (7 persons)(10)	15,979,876	56%

*	Represents less than 1%

(1)	Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table is c/o TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618.

(2)	Shares above consist of 14,894,956 shares of Common Stock beneficially owned by Astoria, and 64,600 shares of Common Stock beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria. The Board appointed Mr. Koe as Interim President and CEO effective February 26, 2009. Mr. Koe also serves as Chairman of the Board.

(3)	The principal address of Astoria is 1675 SW Marlow Avenue, Suite 315 Portland, Oregon 97225.

(4)	The principal address for Mr. Barrett is P.O. Box 1000, Camas, Washington 98607. Shares above consist of: (i) 253,141 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust; (ii) 29,141 shares of Common Stock owned by the Philip Barrett Family Charitable Trust; and (iii) options to purchase 20,833 shares of Common Stock exercisable within 60 days of December 31, 2010, held by Mr. Barrett. On November 23, 2010, Mr. Barrett adopted a pre-arranged trading plan designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding stock transactions. The trading plan provides for the sale of up to 36,000 shares of the Company’s common stock in twelve equal installments of 3,000 shares each on the 10th day of each month (or the next trading day thereafter if such date falls on a weekend or a holiday) beginning on January 10, 2011.

(5)	Shares above include options to purchase 77,500 shares of Common Stock exercisable within 60 days of December 31, 2010, held by Mr. Chew.

(6)	Shares above include options to purchase 77,500 shares of Common Stock exercisable within 60 days of December 31, 2010, held by Mr. Marshall.

(7)	Shares above include options to purchase 17,708 shares of Common Stock exercisable within 60 days of December 31, 2010, held by Mr. Ballinger.

(8)	Shares above include options to purchase 250,519 shares of Common Stock exercisable within 60 days of December 31, 2010, held by Mr. Lim.

(9)	Shares above include options to purchase 229,084 shares of Common Stock exercisable within 60 days of December 31, 2010, held by Mr. Bramley, and do not include 20,000 shares of Common Stock subject to the option grant that will expire on March 1, 2011, unless exercised prior to that date.

(10)	Shares above include an aggregate of 673,144 shares of Common Stock issuable upon exercise of options exercisable within 60 days of December 31, 2010.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following sets forth certain information regarding our executive officers as of December 31, 2010:

Name	Age	Position
Richard W. Koe	54	Chairman, Interim President and Chief Executive Officer
Thomas G. Lim	42	Chief Financial Officer, Vice President Finance, and Secretary
John H. Bramley	54	Vice President, Operations and Product Development

Please see Mr. Koe’s biography in the “Proposal One – Election of Directors” section above.

Mr. Lim has served as our Chief Financial Officer and Vice President, Finance since May 2006 and has served as Secretary since August 2006. Prior to joining TigerLogic, from March 2004 to May 2006, Mr. Lim served as the Director of Finance and Controller of WageWorks, Inc., an employee benefits administration firm. Mr. Lim served as the Director of Finance of DNA Sciences, Inc., a bio-research company, from October 2002 to January 2004, and as the Corporate Controller of Certive Corporation, a software company, from June 2000 to September 2002. Mr. Lim holds a B.S. in Accounting and Finance from the University of California, Berkeley, Haas School of Business and an M.B.A. from the University of California, Berkeley, Haas School of Business. Mr. Lim is a Certified Public Accountant in California (Inactive).

Mr. Bramley has served as our Vice President of Operations since June 2008 and as our Vice President of Product Development since February 2007. From April 2001 to February 2007, Mr. Bramley held various corporate technical positions involved with the development, marketing and support of TigerLogic’s XDMS technology. From November 1996 to April 2001, Mr. Bramley served as Vice President, Engineering responsible for the product development and technical support for our multi-dimensional database management systems. From January 1987 to November 1996, Mr. Bramley was involved in the management and development of the Pick database management system at Sequoia Systems, a vendor of fault tolerant hardware products. Mr. Bramley holds a Bachelor of Science degree in Computer Science, with honors, from the State University of New York, Plattsburgh, NY.

Executive Compensation

The following table sets forth the compensation of our named executive officers, which consist of (i) all persons serving as the chief executive officer during the fiscal year ended March 31, 2010 and (ii) the two most highly compensated executive officers serving as such at the end of the fiscal year ended March 31, 2010, in addition to the chief executive officer.

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)		Option Grants ($)(2)		All Other Compensation ($)		Total ($)
Richard W. Koe,	2010	$240,000	(3)	$—		$—		$11,975	(4)	$251,975
Interim President and Chief Executive Officer(3)	2009	3,100	(3)	$—		$—		—		3,100

Thomas Lim,	2010	187,500	(5)	70,000	(6)	45,923	(5)	261	(7)	303,684
CFO, Vice President, Finance, and Secretary(4)	2009	175,000		—		—		252	(7)	175,252

John H. Bramley,	2010	185,000		62,500	(8)	—		255	(7)	247,755
Vice President, Operations	2009	185,000		—		—		266	(7)	185,266

(1)	Includes base salary amounts earned in each fiscal year. Includes amounts (if any) contributed at the named executive officer’s option under the Company’s 401(k) plan.

(2)	Amounts shown do not reflect compensation actually received by the named executive officers. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company’s Form 10-K filed on June 22, 2010 (Note 4, under the sub-heading “Stock-Based Compensation”). No shares were forfeited in any of the fiscal years presented of option awards received by the named executive officers. The material terms of each option grant is further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.

(3)	Mr. Koe was appointed Interim President and Chief Executive Officer on February 26, 2009. On April 8, 2009, we entered into an employment agreement with Mr. Koe that provides for an annual base salary of $240,000 starting April 1, 2009. Amount in fiscal 2009 represents salary paid for the period from February 26, 2009 through March 31, 2009.

(4)	Includes (a) reimbursement of $11,673 for insurance premiums paid by Mr. Koe with respect to health insurance coverage; and (b) $302 of insurance premiums paid by the Company with respect to life insurance for the benefit of Mr. Koe.

(5)	On September 29, 2009, the Board approved a compensation adjustment for Mr. Lim to increase his base annual salary from $175,000 to $200,000 effective that same date, and approved a stock option award to Mr. Lim to purchase up to 25,000 shares of the Company’s common stock under the Company’s 2009 Equity Incentive Plan. The salary amount represents six months at the previous annual salary rate of $175,000 plus six months at the adjusted annual salary rate of $200,000. The option award was granted on September 29, 2009 at that date’s closing market price of $2.50 per share.

(6)	Represents a discretionary bonus earned by Mr. Lim in the fiscal year ended March 31, 2010, but paid in April 2010.

(7)	Represents insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officers.

(8)	Represents a discretionary bonus earned by Mr. Bramley in the fiscal year ended March 31, 2010, but paid in April 2010.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards held by each named executive officer as of March 31, 2010. The named executive officers did not exercise any options during the fiscal year ended March 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($)	Option Expiration Date (1)
Richard W. Koe	—		—		$—
Thomas Lim	143,750		6,250	(2)	3.25	5/30/2016
	68,749		31,251	(3)	2.70	6/12/2017
	—		25,000	(4)	2.50	9/29/2019
John H. Bramley	20,000	(5)	—		4.81	3/1/2011
	79,084	(6)	—		5.39	7/11/2011
	50,000	(7)	—		3.08	1/27/2015
	79,166		20,834	(8)	2.53	1/30/2017

(1)

Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. The vesting of options granted to named executive officers may accelerate under specified conditions, as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below. Option grants are priced using the closing NASDAQ market price on the date of Board approval, unless the option grants are approved when the NASDAQ market is closed, in which case the option grants are priced using the closing price of the next NASDAQ trading date.

(2)	This option was granted on May 30, 2006 and vests over four years, subject to Mr. Lim’s continued employment, with 25% of the shares vesting on May 30, 2007 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

(3)	This option was granted on June 12, 2007 and vests over four years, subject to Mr. Lim’s continued employment, with 25% of the shares vesting on June 12, 2008 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

(4)	This option was granted on September 29, 2009 and vests over four years, subject to Mr. Lim’s continued employment, with 25% of the shares vesting on September 29, 2010 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

(5)	This option was granted on March 1, 2001, vesting over four years, and was fully vested as of March 31, 2010.

(6)	This option was granted on July 11, 2001, vesting over four years, and was fully vested as of March 31, 2010.

(7)	This option was granted on January 27, 2005,vesting over four years, and was fully vested as of March 31, 2010.

(8)	This option was granted on January 30, 2007 and vests over four years, subject to Mr. Bramley’s continued employment, with 25% of the shares vesting on January 30, 2008 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Regardless of the reason for termination, a named executive officer is entitled to receive upon termination of employment amounts earned through the termination date, including, base salary and unused vacation pay, and the right to exercise any shares of options vested up to the executive’s termination date. The named executive officers are not otherwise entitled to any severance benefits upon voluntary resignation. Our Compensation Committee and Board of Directors determine whether any severance benefits are provided upon any voluntary termination on a case by case basis.

On April 8, 2009, in connection with the prior appointment of Richard W. Koe as Interim President and Chief Executive Officer, we entered into an employment agreement with Mr. Koe. The employment agreement provides that Mr. Koe will receive base compensation of $240,000 per year beginning April 1, 2009, and that from his start date of February 26, 2009 until March 31, 2009, he received the minimum salary required by applicable law. We will reimburse Mr. Koe for his monthly payments for health insurance coverage for him, his spouse and his dependents, and Mr. Koe will also be eligible to participate in our other, customary, employee benefit plans, including dental, vision, and disability insurance plans. In the event the Board of Directors appoints a new President and Chief Executive Officer and Mr. Koe’s employment with us is terminated, Mr. Koe will be entitled to a lump sum payment equal to three months base salary, provided Mr. Koe agrees to execute and not revoke a release of claims agreement in a form acceptable to us. During his employment with us, Mr. Koe will continue to serve as the President of Astoria Capital Management, as the Managing General Partner of Astoria Capital Partners, L.P., and as a director on our Board of Directors.

Effective April 23, 2006, we entered into an offer letter agreement with Mr. Lim (the “Lim Offer Letter”). On December 18, 2008, the Board approved an amendment to the Lim Offer Letter primarily to bring the agreement into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder. The amendment to the Lim Offer Letter provided for the removal of certain noncompetition provisions and the elimination of acceleration of equity awards other than in connection with a change of control of the Company. In the event that Mr. Lim is terminated as a result of an involuntary termination, other than for cause or disability, within twelve (12) months after a change of control, one hundred percent (100%) of the shares subject to the options granted to Mr. Lim shall be vested on the date of Mr. Lim’s termination. In the event that Mr. Lim is terminated for any reason other than for cause, Mr. Lim shall receive a lump sum severance payment equal to six (6) months of his annual base salary as then in effect, and except for the acceleration of vesting provided in the event of a change of control, the vesting of his stock options shall cease as of the date of his termination. Mr. Lim’s receipt of severance benefits will be contingent upon his signing and not revoking a general release in a commercially customary form prescribed by us, his compliance with the non-solicitation provisions set forth in his offer letter and his compliance with the Company’s Employment Confidential Information, Invention Assignment, and Arbitration Agreement.

The option granted to Mr. Bramley on January 30, 2007 is subject to full acceleration of vesting in the event of a change of control if Mr. Bramley is involuntarily terminated, other than for cause or disability, within twelve (12) months thereof.

DIRECTOR COMPENSATION

We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings. Until June 2009, we did not pay cash compensation to our directors. On June 3, 2009, the Board approved a compensation program for the non-employee members of the Board effective that same date that provides for the following cash payments. Each non-employee director will be entitled to receive $1,000 for each Board meeting attended in-person; $500 for each Board meeting attended telephonically; and $250 for each meeting of the Committees of the Board. On April 7, 2010, the Board adopted a compensation program for the non-employee members of the Board effective that same date that provides for: (1) the continuation of the cash payments for meeting attendance that was adopted on June 3, 2009 as described above, and (2) an equity incentive compensation for their services on the Board and the Committees of the Board. Under the equity incentive compensation program, each non-employee director will receive an annual stock option grant of 10,000 shares of the Company’s common stock on the first business day immediately following the date of each Annual Meeting of stockholders. Any non-employee director newly elected to the Board will receive an initial stock option grant of 25,000 shares of the Company’s common stock on the first business day immediately following the date of the election. A director first elected to the Board at any Annual Meeting will receive the initial grant, but not the annual grant on the date following the Annual Meeting at which he or she will have been elected. All of the options granted to non-employee directors will vest monthly over a three-year period and, in accordance with the Company’s existing policy, will be subject to 100% acceleration in the event of a Corporate Transaction, as described below.

Richard W. Koe, the Company’s Chairman and Interim President and Chief Executive Officer, is not eligible to participate in this compensation program for so long as he is an employee of the Company.

The Board will annually evaluate and consider whether to maintain or modify the compensation program for the non-employee directors.

Director Compensation Table

The following table sets forth the compensation for our directors for the fiscal year ended March 31, 2010. The directors did not exercise any options during the fiscal year ended March 31, 2010.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)		Total ($)
Richard W. Koe(3)	$—	$—		$—
Gerald F. Chew	3,000	184,510	(4)	187,510
Douglas G. Marshall	5,000	184,510	(5)	189,510
Philip D. Barrett	5,000	101,280	(6)	106,280
Douglas G. Ballinger	3,000	91,845	(7)	94,845

(1)	Represents cash payments made to each non-employee director for attending Board and Committee meetings in the fiscal year ended March 31, 2010, in accordance with the compensation program described above.

(2)

Amounts shown do not reflect cash compensation actually received by the directors. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year ended March 31, 2010. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company’s Form 10-K filed on June 22, 2010 (Note 4, under the sub-heading “Stock-Based Compensation”). Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. For all options awarded to directors, 100% of the shares subject to the options granted may immediately vest in the event of a Corporate Transaction, defined as any of the following transactions: (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of subsidiary corporations); (c) approval by the Company’s stockholders of any plan or proposal for complete liquidation or dissolution of the Company; (d) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (e) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(3)	Mr. Koe’s security ownership is described under the caption “Security Ownership of Certain Beneficial Owners and Management”. Mr. Koe was appointed as Interim President and Chief Executive Officer on February 26, 2009. Mr. Koe continues to serve as Chairman of the Board.

(4)

Corresponds to an option grant on August 6, 2009 for 100,000 shares that vests over four years, subject to Mr. Chew’s continued service, with 25% of the shares vesting on August 6, 2010 and 1/48th of the shares vesting each month thereafter. Mr. Chew held a total of 140,000 outstanding option awards as of March 31, 2010. During the fiscal year ended March 31, 2010, an option award granted on July 31, 1999 for 96,825 shares expired and was cancelled as a result of the exercise price being greater than the then current market price.

(5)

Corresponds to an option grant on August 6, 2009 for 100,000 shares that vests over four years, subject to Mr. Marshall’s continued service, with 25% of the shares vesting on August 6, 2010 and 1/48th of the shares vesting each month thereafter. Mr. Marshall held a total of 140,000 outstanding option awards as of March 31, 2010. During the fiscal year ended March 31, 2010, an option award granted on July 31, 1999 for 96,825 shares expired and was cancelled as a result of the exercise price being greater than the then current market price.

(6)

Corresponds to an option grant on June 4, 2009 for 50,000 shares that vests over four years, subject to Mr. Barrett’s continued service, with 25% of the shares vesting on June 4, 2010 and 1/48th of the shares vesting each month thereafter. Mr. Barrett held a total of 50,000 outstanding option awards as of March 31, 2010. Mr. Barrett’s security ownership is described further the caption “Security Ownership of Certain Beneficial Owners and Management”.

(7)

Corresponds to an option grant on September 29, 2009 for 50,000 shares that vests over four years, subject to Mr. Ballinger’s continued service, with 25% of the shares vesting on September 29, 2010 and 1/48th of the shares vesting each month thereafter. Mr. Ballinger held a total of 50,000 outstanding option awards as of March 31, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file certain reports of ownership and changes in ownership of our securities with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from these persons that no other reports were required during the fiscal year ended March 31, 2010, all reports required to be filed during the fiscal year ended March 31, 2010 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% beneficial owners were timely filed.

Certain Relationships and Related Party Transactions

A description of the terms of the employment agreement between us and Mr. Koe, and the offer letter agreement between us and Mr. Lim, may be found under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” hereof. In addition, we have entered into an expense reimbursement agreement with Astoria, our largest stockholder, in connection with Mr. Koe’s appointment as our Interim President and Chief Executive Officer, pursuant to which we agreed to reimburse Astoria for a portion of overhead costs and expenses related to the use by Mr. Koe of Astoria’s premises and office equipment while performing his employment duties for us. The agreement will terminate 90 days after Mr. Koe is either no longer employed by us or is no longer performing services for us from Astoria’s premises. Mr. Koe also serves as President of Astoria. Since the start of the agreement on April 1, 2009, we have reimbursed Astoria approximately $7,500 per month, and we do not anticipate any material changes in this amount.

We have entered into our standard form of indemnification agreement with each of our directors and executives.

It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended March 31, 2010.

We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

We have also received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board, and have discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 filed with the SEC on June 22, 2010.

We have also considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Respectfully submitted by:

Gerald F. Chew

Douglas G. Marshall

Philip D. Barrett

* * *

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the Company, which may be amended from time to time. Proposals of stockholders intended to be presented at the Company’s next annual meeting of stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company) no later than September 22, 2011, for inclusion in the Company’s proxy statement and form of proxy for that meeting. If you intend to present a proposal at our 2011 annual meeting, but you do not intend to have it included in our 2011 proxy statement, you must provide written notice of the stockholder proposal to the Company (Attention: Secretary, at the principal offices of the Company) no later than September 22, 2011.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-K and Form 10-Q as filed with the SEC will be provided to stockholders without charge upon written or oral request to Thomas G. Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618, telephone number (949) 442-4400. Copies may also be obtained from the Company’s website at www.tigerlogic.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

This year, brokers with account holders who are TigerLogic Corporation stockholders may be “householding” our proxy materials. A single annual report and proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement or, alternatively, if you wish to receive a single copy of the material instead of multiple copies, please notify your broker and direct your request to Thomas G. Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618, telephone number (949) 442-4400.

By Order of the Board of Directors,

/s/ Richard W. Koe

Richard W. Koe

Chairman of the Board

January 20, 2011

Irvine, California

REVOCABLE PROXY TIGERLOGIC CORPORATION

PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS -

FEBRUARY 24, 2011

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Koe and Thomas Lim, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents"), in the name of the undersigned, to attend the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation, (the "Company") to be held at the Crowne Plaza Hotel, 4290 El Camino Real, Palo Alto, California 94306 on Thursday, February 24, 2011 at 10:00 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

Board of Directors recommends a vote FOR proposals One, Two and Three and recommends a vote for THREE YEARS for proposal Four.

With-

For hold

1. To elect one (1) Class III director of the Company to serve a term of three (3) years or until his successor is duly elected and qualified;

Gerald F. Chew

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2011;

For Against Abstain

3. Non-binding advisory approval of compensation of named executive officers;

For Against Abstain

4. Non-binding vote on frequency of the non-binding stockholder vote to approve the compensation of named executive officers.

1Year 2 Years 3 Years Abstain

In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS A VOTE FOR PROPOSALS ONE, TWO AND THREE, AND A VOTE FOR THREE YEARS FOR PROPOSAL FOUR.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided. TIGERLOGIC CORPORATION

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2010 and Proxy Statement dated January 20, 2011, is hereby acknowledged by the undersigned.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON FEBRUARY 24, 2011.

THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/4347

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